UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and Income Fund, Inc.

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2021

Item 1. Reports to Stockholders

Semiannual report

Closed-end fund

Delaware Investments Dividend and Income Fund, Inc.

May 31, 2021

The figures in the semiannual report for Delaware Investments Dividend and Income Fund, Inc. represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Investments® Dividend and Income Fund, Inc. (“DDF” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Plan”). The Fund currently makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.

Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

The Board may amend, suspend, or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/about/press-releases-closed-end.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of May 31, 2021, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

Security type / sector allocation and top 10 equity holdings
Delaware Investments Dividend and Income Fund, Inc.

As of May 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Convertible Bonds	6.28%
Corporate Bonds	36.55%
Automotive	1.65%
Banking	1.19%
Basic Industry	3.74%
Capital Goods	1.33%
Communications	2.77%
Consumer Cyclical	3.83%
Consumer Non-Cyclical	1.14%
Energy	4.97%
Financials	1.60%
Healthcare	3.83%
Insurance	0.75%
Media	3.54%
Real Estate Investment Trusts	0.36%
Services	2.75%
Technology & Electronics	0.83%
Transportation	0.97%
Utilities	1.30%
Common Stock	88.81%
Communication Services	7.08%
Consumer Discretionary	6.76%
Consumer Staples	5.07%
Energy	2.50%
Financials	13.52%
Healthcare	14.57%
Industrials	10.45%
Information Technology	14.66%
Materials	2.62%
REIT Diversified	0.34%
REIT Healthcare	0.93%
REIT Hotel	0.42%
REIT Industrial	0.73%
REIT Information Technology	0.73%
REIT Mall	0.22%
REIT Manufactured Housing	0.25%
REIT Multifamily	3.70%
REIT Office	0.45%
REIT Self-Storage	0.64%
REIT Shopping Center	0.55%
REIT Single Tenant	0.44%
REIT Specialty	0.06%
Utilities	2.12%
Convertible Preferred Stock	1.72%
Exchange-Traded Funds	0.03%
Leveraged Non-Recourse Security	(35.34%)
Short-Term Investments	2.02%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other
Assets	(0.07%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
American International Group	2.93%
Equity Residential	2.90%
CVS Health	2.74%
Archer-Daniels-Midland	2.71%
Raytheon Technologies	2.70%
Caterpillar	2.69%
MetLife	2.68%
Comcast Class A	2.67%
US Bancorp	2.65%
Truist Financial	2.64%

Schedule of investments
Delaware Investments Dividend and Income Fund, Inc.

May 31, 2021 (Unaudited)

	Principal
	amount°	Value (US $)
Convertible Bonds – 6.28%
Basic Industry – 0.12%
Ivanhoe Mines 144A
2.50% exercise price
$7.43, maturity date
4/15/26 #	81,000	$99,225
		99,225
Communications – 1.06%
Cable One 144A
1.125% exercise price
$2,275.83, maturity
date 3/15/28 #	151,000	150,327
DISH Network 3.375%
exercise price $65.18,
maturity date
8/15/26	138,000	142,761
InterDigital 2.00%
exercise price $81.29,
maturity date 6/1/24	141,000	165,339
Liberty Broadband 144A
1.25% exercise price
$900.01, maturity
date 9/30/50 #	171,000	172,283
Liberty Latin America
2.00% exercise price
$20.65, maturity date
7/15/24	76,000	78,633
Liberty Media 2.25%
exercise price $32.97,
maturity date
9/30/46	383,000	180,508
		889,851
Consumer Cyclical – 0.14%
Ford Motor 144A 0.00%
exercise price $17.49,
maturity date
3/15/26 #, ^	108,000	119,288
		119,288
Consumer Non-Cyclical – 1.41%
BioMarin Pharmaceutical
0.599% exercise price
$124.67, maturity
date 8/1/24	131,000	132,638
Chefs’ Warehouse
1.875% exercise price
$44.20, maturity date
12/1/24	176,000	181,069
Collegium
Pharmaceutical
2.625% exercise price
$29.19, maturity date
2/15/26	150,000	163,833
Insulet 0.375% exercise
price $226.73,
maturity date 9/1/26	46,000	61,956
Integra
LifeSciences Holdings
0.50% exercise price
$73.67, maturity date
8/15/25	177,000	197,904
Ionis Pharmaceuticals
0.125% exercise price
$83.28, maturity date
12/15/24	101,000	92,433
Jazz Investments I 144A
2.00% exercise price
$155.81, maturity
date 6/15/26 #	63,000	84,656
Neurocrine Biosciences
2.25% exercise price
$75.92, maturity date
5/15/24	46,000	62,416
Paratek Pharmaceuticals
4.75% exercise price
$15.90, maturity date
5/1/24	214,000	202,096
		1,179,001
Electric – 0.24%
NextEra Energy Partners
144A 0.357%
exercise price $76.16,
maturity date
11/15/25 #, ^	49,000	50,764
NRG Energy 2.75%
exercise price $45.54,
maturity date 6/1/48	138,000	149,040
		199,804
Energy – 0.83%
Cheniere Energy 4.25%
exercise price
$138.38, maturity
date 3/15/45	319,000	268,243

	Principal
	amount°	Value (US $)
Convertible Bonds (continued)
Energy (continued)
Helix Energy Solutions
Group 6.75%
exercise price $6.97,
maturity date
2/15/26	155,000	$182,993
PDC Energy 1.125%
exercise price $85.39,
maturity date
9/15/21	238,000	238,311
		689,547
Financials – 0.20%
FTI Consulting 2.00%
exercise price
$101.38, maturity
date 8/15/23	107,000	154,241
Repay Holdings 144A
0.484% exercise price
$33.60, maturity date
2/1/26 #, ^	10,000	9,706
		163,947
Industrials – 0.25%
Chart Industries 144A
1.00% exercise price
$58.73, maturity date
11/15/24 #	83,000	211,079
		211,079
REITs – 0.36%
Blackstone Mortgage
Trust 4.75% exercise
price $36.23, maturity
date 3/15/23	184,000	190,790
Summit Hotel Properties
1.50% exercise price
$11.99, maturity date
2/15/26	103,000	108,150
		298,940
Technology – 1.42%
Coherus Biosciences
1.50% exercise price
$19.26, maturity date
4/15/26	96,000	96,404
CSG Systems
International 4.25%
exercise price $56.53,
maturity date
3/15/36	155,000	161,402
Knowles 3.25% exercise
price $18.43, maturity
date 11/1/21	69,000	79,481
Microchip Technology
1.625% exercise price
$94.13, maturity date
2/15/27	75,000	174,607
ON Semiconductor
1.625% exercise price
$20.72, maturity date
10/15/23	83,000	164,132
Palo Alto Networks
0.75% exercise price
$266.35, maturity
date 7/1/23	98,000	141,120
Quotient Technology
1.75% exercise price
$17.36, maturity date
12/1/22	158,000	164,987
Synaptics 0.50%
exercise price $72.85,
maturity date
6/15/22	63,000	108,675
Travere Therapeutics
2.50% exercise price
$38.80, maturity date
9/15/25	109,000	93,160
		1,183,968
Transportation – 0.25%
Seaspan 144A 3.75%
exercise price $13.01,
maturity date
12/15/25 #	152,000	185,516
Spirit Airlines 1.00%
exercise price $49.07,
maturity date
5/15/26	25,000	25,657
		211,173
Total Convertible Bonds
(cost $4,785,806)		5,245,823

Schedule of investments
Delaware Investments Dividend and Income Fund, Inc.

	Principal
	amount°	Value (US $)
Corporate Bonds – 36.55%
Automotive – 1.65%
Allison Transmission
144A 5.875%
6/1/29 #	330,000	$358,537
Ford Motor 9.00%
4/22/25	140,000	171,227
Ford Motor Credit
3.375% 11/13/25	310,000	317,767
4.542% 8/1/26	305,000	328,854
Jaguar Land Rover
Automotive 144A
5.875% 1/15/28 #	200,000	204,463
		1,380,848
Banking – 1.19%
Morgan Stanley 5.875%
9/15/26 µ, ψ	425,000	485,031
Natwest Group 8.625%
8/15/21 µ, ψ	200,000	202,502
Popular 6.125%
9/14/23	280,000	301,210
		988,743
Basic Industry – 3.74%
Avient 144A 5.75%
5/15/25 #	88,000	93,279
Chemours 144A 5.75%
11/15/28 #	155,000	165,867
First Quantum Minerals
144A 7.25%
4/1/23 #	200,000	204,169
144A 7.50%
4/1/25 #	200,000	207,912
Freeport-McMoRan
4.55% 11/14/24	170,000	184,674
5.45% 3/15/43	185,000	223,619
INEOS Quattro Finance
2 144A 3.375%
1/15/26 #	200,000	200,188
Koppers 144A 6.00%
2/15/25 #	215,000	220,982
New Gold 144A 7.50%
7/15/27 #	150,000	163,692
NOVA Chemicals
144A 4.25%
5/15/29 #	160,000	160,636
144A 5.00%
5/1/25 #	130,000	138,734
Olin
5.00% 2/1/30	175,000	185,973
5.125% 9/15/27	195,000	203,847
PowerTeam Services
144A 9.033%
12/4/25 #	290,000	320,640
Standard Industries
144A 4.75%
1/15/28 #	145,000	150,898
Steel Dynamics 5.00%
12/15/26	280,000	293,186
		3,118,296
Capital Goods – 1.33%
Ardagh Packaging
Finance 144A 5.25%
8/15/27 #	300,000	303,000
Intertape Polymer Group
144A 4.375%
6/15/29 #	170,000	171,913
Terex 144A 5.00%
5/15/29 #	180,000	187,439
TransDigm 144A 6.25%
3/15/26 #	125,000	131,919
Vertical US Newco 144A
5.25% 7/15/27 #	300,000	312,375
		1,106,646
Communications – 2.77%
Altice France 144A
7.375% 5/1/26 #	218,000	226,975
Altice France Holding
144A 6.00%
2/15/28 #	305,000	299,310
Consolidated
Communications
144A 5.00%
10/1/28 #	70,000	71,314
144A 6.50%
10/1/28 #	70,000	75,853
Frontier Communications
Holdings 144A
5.875% 10/15/27 #	145,000	154,356
Level 3 Financing 144A
4.25% 7/1/28 #	280,000	280,952
Sprint
7.125% 6/15/24	190,000	219,290
7.875% 9/15/23	103,000	116,839
T-Mobile USA
2.625% 4/15/26	85,000	86,619
3.375% 4/15/29	85,000	86,613
3.50% 4/15/31	50,000	50,915
Zayo Group Holdings
144A 4.00%
3/1/27 #	350,000	342,562
144A 6.125%
3/1/28 #	295,000	300,685
		2,312,283

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical – 3.83%
Boyd Gaming 4.75%
12/1/27	289,000	$295,848
Caesars Entertainment
144A 6.25%
7/1/25 #	295,000	311,275
Carnival
144A 5.75%
3/1/27 #	300,000	319,125
144A 7.625%
3/1/26 #	215,000	235,694
H&E Equipment Services
144A 3.875%
12/15/28 #	90,000	87,173
Hilton Domestic
Operating 144A
4.00% 5/1/31 #	475,000	479,667
L Brands
6.875% 11/1/35	160,000	193,013
6.95% 3/1/33	104,000	121,562
Levi Strauss & Co. 144A
3.50% 3/1/31 #	143,000	141,015
MGM Resorts
International 4.75%
10/15/28	60,000	63,382
Royal Caribbean Cruises
144A 5.50%
4/1/28 #	305,000	321,394
Scientific Games
International 144A
8.25% 3/15/26 #	137,000	147,549
Six Flags Entertainment
144A 4.875%
7/31/24 #	90,000	90,953
Wyndham Hotels &
Resorts 144A 4.375%
8/15/28 #	379,000	388,039
		3,195,689
Consumer Non-Cyclical – 1.14%
JBS USA LUX
144A 6.50%
4/15/29 #	160,000	179,342
144A 6.75%
2/15/28 #	20,000	21,905
Kraft Heinz Foods 5.20%
7/15/45	280,000	331,246
Pilgrim’s Pride 144A
5.875% 9/30/27 #	49,000	52,185
Post Holdings
144A 5.625%
1/15/28 #	180,000	190,597
144A 5.75%
3/1/27 #	170,000	177,981
		953,256
Energy – 4.97%
Apache
4.75% 4/15/43	96,000	95,068
4.875% 11/15/27	75,000	78,851
Ascent Resources Utica
Holdings 144A
7.00% 11/1/26 #	155,000	159,705
Cheniere Corpus Christi
Holdings
5.125% 6/30/27	40,000	46,449
5.875% 3/31/25	80,000	91,952
CNX Resources
144A 6.00%
1/15/29 #	155,000	165,682
144A 7.25%
3/14/27 #	70,000	75,366
Crestwood Midstream
Partners 144A 6.00%
2/1/29 #	155,000	160,633
DCP Midstream
Operating 5.125%
5/15/29	220,000	237,441
Energy Transfer 5.50%
6/1/27	115,000	134,733
EQM Midstream Partners
144A 4.75%
1/15/31 #	90,000	90,688
144A 6.50%
7/1/27 #	155,000	170,736
Genesis Energy
7.75% 2/1/28	210,000	211,510
8.00% 1/15/27	160,000	164,600
Murphy Oil 6.375%
7/15/28	265,000	278,626
Murphy Oil USA 144A
3.75% 2/15/31 #	145,000	141,163
NuStar Logistics 5.625%
4/28/27	160,000	169,474
Occidental Petroleum
3.00% 2/15/27	85,000	80,525
3.40% 4/15/26	80,000	78,104
3.50% 8/15/29	85,000	79,804
6.125% 1/1/31	140,000	155,467
6.45% 9/15/36	70,000	78,950
6.625% 9/1/30	135,000	154,887

Schedule of investments
Delaware Investments Dividend and Income Fund, Inc.

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
PDC Energy 5.75%
5/15/26	175,000	$182,877
Southwestern Energy
7.75% 10/1/27	145,000	157,622
Targa Resources Partners
5.375% 2/1/27	300,000	312,718
TechnipFMC 144A
6.50% 2/1/26 #	295,000	317,648
Western Midstream
Operating 4.75%
8/15/28	75,000	80,562
		4,151,841
Financials – 1.60%
AerCap Global Aviation
Trust 144A 6.50%
6/15/45 #, µ	200,000	213,250
Ally Financial
4.70% 5/15/26 µ, ψ	155,000	159,650
5.75% 11/20/25	435,000	500,779
Hightower Holding 144A
6.75% 4/15/29 #	100,000	101,637
Midcap Financial Issuer
Trust 144A 6.50%
5/1/28 #	200,000	209,474
MSCI 144A 3.625%
11/1/31 #	145,000	146,367
		1,331,157
Healthcare – 3.83%
Bausch Health 144A
5.50% 11/1/25 #	300,000	308,340
Centene
3.375% 2/15/30	245,000	247,776
4.625% 12/15/29	165,000	178,343
144A 5.375%
8/15/26 #	275,000	288,071
Community Health
Systems
144A 4.75%
2/15/31 #	90,000	88,376
144A 6.125%
4/1/30 #	55,000	54,844
144A 6.625%
2/15/25 #	140,000	147,525
DaVita 144A 4.625%
6/1/30 #	135,000	137,861
Encompass Health
5.75% 9/15/25	120,000	123,752
HCA
5.375% 2/1/25	405,000	453,600
5.875% 2/15/26	165,000	188,719
7.58% 9/15/25	80,000	96,000
Ortho-Clinical
Diagnostics 144A
7.25% 2/1/28 #	72,000	78,397
Service Corp
International 4.00%
5/15/31	285,000	290,543
Tenet Healthcare
144A 4.25%
6/1/29 #	160,000	160,141
5.125% 5/1/25	175,000	177,628
144A 6.125%
10/1/28 #	170,000	178,152
		3,198,068
Insurance – 0.75%
HUB International 144A
7.00% 5/1/26 #	315,000	327,562
USI 144A 6.875%
5/1/25 #	295,000	300,260
		627,822
Media – 3.54%
AMC Networks 4.25%
2/15/29	370,000	367,687
CCO Holdings
144A 4.50%
8/15/30 #	175,000	178,552
4.50% 5/1/32	40,000	40,494
144A 5.125%
5/1/27 #	120,000	125,550
144A 5.375%
6/1/29 #	130,000	141,442
144A 5.875%
5/1/27 #	190,000	196,426
Clear Channel Outdoor
Holdings 144A
7.50% 6/1/29 #	95,000	94,872
CSC Holdings
144A 3.375%
2/15/31 #	250,000	233,605
144A 5.00%
11/15/31 #	200,000	198,986
Gray Television
144A 4.75%
10/15/30 #	290,000	285,261
144A 7.00%
5/15/27 #	55,000	59,592
Netflix 5.875%
11/15/28	315,000	381,574

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
Sinclair Television Group
144A 5.125%
2/15/27 #	195,000	$195,488
Sirius XM Radio 144A
5.00% 8/1/27 #	290,000	303,412
Terrier Media Buyer
144A 8.875%
12/15/27 #	145,000	155,331
		2,958,272
Real Estate Investment Trusts — 0.36%
Global Net Lease 144A
3.75% 12/15/27 #	33,000	31,985
GLP Capital 5.375%
4/15/26	110,000	125,738
MGM Growth Properties
Operating Partnership
144A 3.875%
2/15/29 #	45,000	45,584
5.75% 2/1/27	85,000	94,244
		297,551
Services — 2.75%
Aramark Services 144A
5.00% 2/1/28 #	345,000	356,536
Ashtead Capital 144A
5.25% 8/1/26 #	530,000	554,791
Covanta Holding
5.875% 7/1/25	210,000	217,372
GFL Environmental 144A
3.75% 8/1/25 #	59,000	60,520
Iron Mountain 144A
4.50% 2/15/31 #	305,000	303,566
Legends Hospitality
Holding 144A 5.00%
2/1/26 #	90,000	93,263
Nielsen Finance
144A 4.50%
7/15/29 #	40,000	40,158
144A 4.75%
7/15/31 #	135,000	135,176
Prime Security Services
Borrower 144A
5.75% 4/15/26 #	220,000	240,966
United Rentals North
America 3.875%
2/15/31	149,000	149,931
Univar Solutions USA
144A 5.125%
12/1/27 #	140,000	147,001
		2,299,280
Technology & Electronics — 0.83%
Go Daddy Operating
144A 3.50%
3/1/29 #	160,000	154,600
RP Crown Parent 144A
7.375% 10/15/24 #	20,000	20,447
SS&C Technologies 144A
5.50% 9/30/27 #	490,000	519,571
		694,618
Transportation — 0.97%
Delta Air Lines 7.375%
1/15/26	372,000	438,313
Mileage Plus Holdings
144A 6.50%
6/20/27 #	150,000	164,858
United Airlines
144A 4.375%
4/15/26 #	55,000	57,064
144A 4.625%
4/15/29 #	70,000	72,408
VistaJet Malta Finance
144A 10.50%
6/1/24 #	75,000	80,531
		813,174
Utilities — 1.30%
Calpine
144A 5.00%
2/1/31 #	285,000	276,792
144A 5.25%
6/1/26 #	98,000	100,992
Edison International
5.375% 3/15/26 µ, Ψ	145,000	146,813
Enel 144A 8.75%
9/24/73 #, µ	200,000	232,800
PG&E 5.25% 7/1/30	165,000	167,062
Vistra Operations 144A
4.375% 5/1/29 #	160,000	161,134
		1,085,593
Total Corporate Bonds
(cost $29,385,871)		30,513,137

	Number of shares
Common Stock — 88.81%
Communication Services — 7.08%
Century
Communications =, †	500,000	0
Comcast Class A	38,848	2,227,544
Verizon Communications	33,300	1,881,117

Schedule of investments
Delaware Investments Dividend and Income Fund, Inc.

	Number of shares	Value (US $)
Common Stock (continued)
Communication Services (continued)
Walt Disney †	10,079	$1,800,614
		5,909,275
Consumer Discretionary — 6.76%
Dollar General	9,475	1,923,046
Dollar Tree †	16,400	1,599,000
Lowe’s	10,900	2,123,647
		5,645,693
Consumer Staples — 5.07%
Archer-Daniels-Midland	34,000	2,262,020
Conagra Brands	51,763	1,972,170
		4,234,190
Energy — 2.50%
ConocoPhillips	37,479	2,089,079
		2,089,079
Financials — 13.52%
American International
Group	46,300	2,446,492
Discover Financial Services	18,600	2,181,036
MetLife	34,264	2,239,495
Truist Financial	35,700	2,205,546
US Bancorp	36,400	2,212,392
		11,284,961
Healthcare — 14.57%
Cardinal Health	33,100	1,855,917
Cigna	8,408	2,176,411
CVS Health	26,500	2,290,660
Johnson & Johnson	11,100	1,878,675
Merck & Co.	25,300	1,920,017
Viatris	133,757	2,038,456
		12,160,136
Industrials — 10.45%
Caterpillar	9,303	2,242,767
Honeywell International	9,124	2,106,823
Northrop Grumman	5,800	2,122,046
Raytheon Technologies	25,414	2,254,476
		8,726,112
Information Technology — 14.66%
Broadcom	4,200	1,983,786
Cisco Systems	41,000	2,168,900
Cognizant Technology
Solutions Class A	24,782	1,773,400
Fidelity National Information
Services	13,639	2,031,938
Motorola Solutions	10,100	2,073,631
Oracle	28,000	2,204,720
		12,236,375
Materials — 2.62%
DuPont de Nemours	25,832	2,185,129
		2,185,129
REIT Diversified — 0.34%
Alpine Income Property
Trust	250	4,557
Colony Capital †	7,410	50,907
Duke Realty	2,610	121,261
Lamar Advertising Class A	240	25,157
Lexington Realty Trust	5,680	70,318
Outfront Media †	570	13,646
		285,846
REIT Healthcare — 0.93%
Alexandria Real Estate
Equities	830	147,956
CareTrust REIT	1,520	35,385
Healthcare Trust of America
Class A	2,910	79,763
Healthpeak Properties	2,300	76,774
Medical Properties Trust	5,000	105,850
National Health Investors	470	30,978
Omega Healthcare Investors	540	19,775
Sabra Health Care REIT	260	4,542
Ventas	2,080	115,336
Welltower	2,160	161,503
		777,862
REIT Hotel — 0.42%
Apple Hospitality REIT	990	15,711
Chatham Lodging Trust †	2,820	37,139
Gaming and Leisure
Properties	1,110	51,460
Host Hotels & Resorts †	3,820	65,589
Park Hotels & Resorts †	630	13,098
Pebblebrook Hotel Trust	690	15,421
RLJ Lodging Trust	450	6,917
Ryman Hospitality
Properties †	270	20,226
Sunstone Hotel Investors †	535	6,720
VICI Properties	3,860	120,162
		352,443
REIT Industrial — 0.73%
Americold Realty Trust	1,440	54,749
Prologis	4,340	511,426
Terreno Realty	610	38,808
		604,983
REIT Information Technology — 0.73%
Digital Realty Trust	1,280	193,997
Equinix	505	372,043

	Number of shares	Value (US $)
Common Stock (continued)
REIT Information Technology (continued)
QTS Realty Trust Class A	710	$45,000
		611,040
REIT Mall — 0.22%
Simon Property Group	1,450	186,311
		186,311
REIT Manufactured Housing — 0.25%
Equity LifeStyle Properties	1,280	90,701
Sun Communities	690	115,520
		206,221
REIT Multifamily — 3.70%
American Campus
Communities	240	11,318
American Homes 4 Rent
Class A	1,430	54,440
Apartment Income REIT	180	8,384
AvalonBay Communities	630	130,372
Camden Property Trust	520	65,198
Equity Residential	31,207	2,416,982
Essex Property Trust	520	153,551
Invitation Homes	3,880	140,728
Mid-America Apartment
Communities	200	32,140
UDR	1,650	78,590
		3,091,703
REIT Office — 0.45%
Boston Properties	1,080	126,965
Cousins Properties	1,700	63,053
Douglas Emmett	870	30,206
Highwoods Properties	1,700	77,656
Kilroy Realty	170	11,936
SL Green Realty	200	15,844
VEREIT	510	24,261
Vornado Realty Trust	480	22,694
		372,615
REIT Self-Storage — 0.64%
CubeSmart	720	31,529
Extra Space Storage	890	133,331
Iron Mountain	700	30,478
Life Storage	710	70,602
National Storage Affiliates
Trust	730	33,653
Public Storage	840	237,283
		536,876
REIT Shopping Center — 0.55%
Agree Realty	500	35,140
Brixmor Property Group	3,990	90,613
Federal Realty Investment
Trust	340	38,876
Kimco Realty	2,210	47,095
Regency Centers	980	63,308
Retail Opportunity
Investments	2,840	50,722
SITE Centers	4,450	66,616
Urban Edge Properties	2,690	52,052
Weingarten Realty Investors	530	17,368
		461,790
REIT Single Tenant — 0.44%
Four Corners Property Trust	1,240	34,422
National Retail Properties	1,270	58,865
Realty Income	2,330	159,372
Spirit Realty Capital	990	46,787
STORE Capital	2,040	70,176
		369,622
REIT Specialty — 0.06%
WP Carey	610	46,025
		46,025
Utilities — 2.12%
Edison International	31,600	1,765,492
		1,765,492
Total Common Stock
(cost $54,838,173)		74,139,779

Convertible Preferred Stock — 1.72%
2020 Mandatory
Exchangeable Trust
144A 6.50% exercise
price $47.09, maturity
date 5/16/23 #	85	144,237
AMG Capital Trust II
5.15% exercise price
$195.47, maturity
date 10/15/37	1,728	101,174
Bank of America 7.25%
exercise price
$50.00 **	65	91,367
El Paso Energy Capital
Trust I 4.75% exercise
price $34.49, maturity
date 3/31/28	4,848	246,763
Elanco Animal Health
5.00% exercise price
$38.40, maturity date
2/1/23	2,890	156,494

Schedule of investments
Delaware Investments Dividend and Income Fund, Inc.

	Number of shares	Value (US $)
Convertible Preferred Stock (continued)
Essential Utilities 6.00%
exercise price $42.29,
maturity date
4/30/22	3,600	$216,828
Lyondellbasell Advanced
Polymers 6.00%
exercise price
$52.33 **	235	245,880
QTS Realty Trust 6.50%
exercise price
$46.65 **	520	74,261
UGI 7.25% exercise
price $52.57, maturity
date 6/1/24	1,500	156,000
Total Convertible Preferred Stock
(cost $1,174,243)		1,433,004

Exchange-Traded Funds — 0.03%
iShares Core US REIT ETF	280	16,024
Vanguard Real Estate ETF	110	10,987
Total Exchange-Traded Funds
(cost $25,178)		27,011

Short-Term Investments — 2.02%
Money Market Mutual Funds — 2.02%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.03%)	421,131	421,131
Fidelity Investments
Money Market
Government Portfolio
– Class I (seven-day
effective yield 0.01%)	421,131	421,131
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	421,131	421,131
Morgan Stanley
Government Portfolio
– Institutional Share
Class (seven-day
effective yield 0.00%)	421,131	421,131
Total Short-Term Investments
(cost $1,684,524)		1,684,524
Total Value of
Securities—135.41%
(cost $91,893,795)		$113,043,278

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2021, the aggregate value of Rule 144A securities was $19,860,763, which represents 23.79% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at May 31, 2021. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security.
†	Non-income producing security.
**	Perpetual security with no stated maturity date.

Summary of abbreviations:

ETF – Exchange-Traded Fund
GS – Goldman Sachs
MSCI – Morgan Stanley Capital International
REIT – Real Estate Investment Trust
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Investments Dividend and Income Fund, Inc.

May 31, 2021 (Unaudited)

Assets:
Investments, at value*	$113,043,278
Dividends and interest receivable	579,862
Foreign tax reclaims receivable	3,688
Total Assets	113,626,828
Liabilities:
Due to custodian	19,351
Borrowing under line of credit	29,500,000
Payable for securities purchased	426,275
Other accrued expenses	134,367
Investment management fees payable to affiliates	52,741
Interest expense payable on line of credit	6,800
Legal fees payable to affiliates	1,617
Accounting and administration expenses payable to affiliates	675
Directors’ fees and expenses payable to affiliates	114
Reports and statements to shareholders expenses payable to affiliates	51
Total Liabilities	30,141,991
Total Net Assets	$83,484,837
Net Assets Consist of:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund	$61,303,536
Total distributable earnings (loss)	22,181,301
Total Net Assets	$83,484,837
Common Shares:
Net assets	$83,484,837
Shares of beneficial interest outstanding, unlimited authorization, no par	7,611,159
Net asset value per share	$10.97
______________
*Investments, at cost	$91,893,795

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Investments Dividend and Income Fund, Inc.

Six months ended May 31, 2021 (Unaudited)

Investment Income:
Dividends	$806,875
Interest	789,750
1,596,625
Expenses:
Management fees	293,926
Interest Expense	146,548
Dividend disbursing and transfer agent fees and expenses	60,736
Reports and statements to shareholders expenses	54,635
Legal fees	30,432
Accounting and administration expenses	28,767
Audit and tax fees	22,747
Custodian fees	6,034
Directors’ fees and expenses	1,545
Registration fees	10
Other	41,381
686,761
Total operating expenses	686,761
Net Investment Income	909,864
Net Realized and Unrealized Gain:
Net realized gain on investments	3,118,527
Net change in unrealized appreciation (depreciation) of:
Investments	9,411,697
Foreign currencies	81
Net change in unrealized appreciation (depreciation)	9,411,778
Net Realized and Unrealized Gain	12,530,305
Net Increase in Net Assets Resulting from Operations	$13,440,169

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Investments Dividend and Income Fund, Inc.

	Six months ended 5/31/21 (Unaudited)	Year ended 11/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$909,864	$1,979,745
Net realized gain	3,118,527	1,294,420
Net change in unrealized appreciation (depreciation)	9,411,778	(7,773,761)
Net increase (decrease) in net assets resulting from operations	13,440,169	(4,499,596)
Dividends and Distributions to Shareholders from:
Distributable earnings	(2,793,295)	(3,347,827)
Return of capital	—	(3,172,112)
Total distributions to shareholders	(2,793,295)	(6,519,939)
Capital Share Transactions:
Cost of shares redeemed	—	(623,838)
Decrease in net assets derived from capital share transactions	—	(623,838)
Net Increase (Decrease) in Net Assets	10,646,874	(11,643,373)
Net Assets:
Beginning of period	72,837,963	84,481,336
End of period	$83,484,837	$72,837,963

See accompanying notes, which are an integral part of the financial statements.

(continues)                    13

Statement of cash flows
Delaware Investments Dividend and Income Fund, Inc.

Six months ended May 31, 2021 (Unaudited)

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$13,440,169
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	707
Proceeds from disposition of investment securities	25,275,722
Purchase of investment securities	(27,247,147)
Purchase (Proceeds) from disposition of short-term investment securities, net	698,967
Net realized (gain) loss on investments	(3,118,527)
Net change in unrealized (appreciation) depreciation of investments	(9,411,697)
Net change in unrealized (appreciation) depreciation of foreign currencies	(81)
(Increase) decrease in receivable for securities sold	366,587
(Increase) decrease in dividends and interest receivable	(6,797)
Return of capital distributions on investments	168,012
(Increase) decrease in foreign dividend reclaim receivable	(81)
Increase (decrease) in payable for securities purchased	(844,306)
Increase (decrease) in accounting and administration expenses payable to affiliates	78
Increase (decrease) in investment management fees payable to affiliates	8,918
Increase (decrease) in reports and statements to shareholders expenses payable to affiliates	(19)
Increase (decrease) in directors’ fees and expenses payable to affiliates	114
Increase (decrease) in legal fees payable to affiliates	477
Increase (decrease) in other accrued expenses payable	9,483
Increase (decrease) in interest expense payable on line of credit	6,100
Total adjustments	(14,093,490)
Net cash provided by (used for) operating activities	(653,321)

Cash provided by (used for) financing activities:
Cash received from borrowing under line of credit	8,878,000
Decrease in borrowing under line of credit	(5,278,000)
Cash dividends and distributions paid to shareholders	(2,793,295)
Increase in bank overdraft	19,351
Net cash provided by (used for) financing activities	826,056

Effect of exchange rates on cash	81
Net increase (decrease) in cash	172,816
Cash at beginning of period	(172,816)
Cash at end of period	$—
Cash paid during the period for interest expense from borrowings	$140,448

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Investments Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months
	ended
	5/31/21[1]	Year ended
	(Unaudited)	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Net asset value, beginning of period	$9.57	$10.99	$11.09	$12.09	$10.96	$10.20
Income (loss) from investment operations
Net investment income[2]	0.12	0.26	0.31	0.28	0.34	0.38
Net realized and unrealized gain (loss)	1.44	(0.83)	0.68	0.01	1.27	0.97
Total from investment operations	1.56	(0.57)	0.99	0.29	1.61	1.35

Less dividends and distributions from:
Net investment income	(0.16)	(0.44)	(1.09)	(0.95)	(0.48)	(0.59)
Net realized gain	—	—	—	(0.34)	—	—
Return of capital	—	(0.41)	—	—	—	—
Total dividends and distributions	(0.16)	(0.85)	(1.09)	(1.29)	(0.48)	(0.59)
Net asset value, end of period	$10.97	$9.57	$10.99	$11.09	$12.09	$10.96
Market value, end of period	$11.47	$8.90	$14.09	$12.42	$10.85	$9.70

Total return based on:[3]
Net asset value	18.84%	(4.95% )	7.51% [4]	2.55%	15.49%	14.50%
Market value	33.61%	(31.05% )	23.07%	27.97%	17.11%	14.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$83,485	$72,838	$84,481	$85,244	$92,916	$88,664
Ratio of expenses to average net assets[5,6,7,8]	1.76%	2.12%	3.15%	2.48%	2.09%	1.95%
Ratio of net investment income to average net
assets[9]	2.31%	2.78%	2.88%	2.37%	2.94%	3.68%
Portfolio turnover	24%	56%	52%	29%	36%	47%
Leverage analysis:
Debt outstanding at end of period at par
(000 omitted)	$29,500	$25,900	$35,000	$40,000	$40,000	$40,000
Asset coverage per $1,000 of debt outstanding
at end of period	$3,830	$3,812	$3,414	$3,131	$3,323	$3,217

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return based on net asset value will be lower than total return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.18% lower. See Note 9 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2021, and the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 1.01%, 1.08%, 1.26%, 0.86%, 0.87%, and 0.95%, respectively.
[7]	The ratio of interest expense to average net assets for the six months ended May 31, 2021, and the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 0.37%, 0.61%, 1.35%, 1.23%, 0.84%, and 0.59%, respectively.
[8]	The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2021, and the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 0.27%, 0.43%, 0.95%, 0.85%, 0.58%, and 0.41%, respectively.
[9]	The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2021, and the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 1.70%, 1.99%, 2.03%, 1.64%, 2.05%, and 2.56%, respectively.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2021 (Unaudited)

Delaware Investments Dividend and Income Fund, Inc., Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act). The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DDF.

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds® by Macquarie, are now managed by Delaware Management Company (DMC) and distributed by Delaware Distributors, L.P. (DDLP).

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the six months ended May 31, 2021 and for all open federal income tax years (years ended November 30, 2017–November 30, 2020), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the six months ended May 31, 2021, the Fund did not incur any interest or tax penalties.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Distributions received from investments in master limited partnerships are recorded as return of capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the six months ended May 31, 2021.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee of 0.55%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets exclude the line of credit liability.

DMC’s affiliate, Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), acts as sub-advisor to the Manager and provides asset allocation services to the Fund. MIMAK has primary day-to-day responsibility for managing the Fund and may allocate assets to its affiliate,

Notes to financial statements
Delaware Investments® Dividend and Income Fund, Inc.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Macquarie Investment Management Global Limited (MIMGL), to invest in real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. MIMAK may also allocate assets to the Manager.

DMC, and as applicable, MIMAK, may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, MIMAK, and MIMGL (together, the “Affiliated Fixed Income Sub-Advisors”). The Manager may also permit these Affiliated Fixed Income Sub-Advisors to execute Fund fixed income security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Fixed Income Sub-Advisor’s specialized market knowledge. DMC may permit its affiliates, MIMGL and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Equity Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Equity Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Fixed Income Sub-Advisor and Affiliated Equity Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the six months ended May 31, 2021, the Fund was charged $3,794 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the six months ended May 31, 2021, the Fund was charged $8,796 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Directors’ fees include expenses accrued by the Fund for each Director’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors of the Fund. These officers and Directors are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the amount of shares that are owned of the Underlying Funds at different times.

Cross trades for the six months ended May 31, 2021 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the six months ended May 31, 2021, the Fund engaged in Rule 17a-7 securities purchases of $1,094,912. As of May 31, 2021, the Fund did not engage in any Rule 17a-7 securities sales.

3. Investments

For the six months ended May 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$27,247,147
Sales	25,275,722

At May 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes have been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2021, the cost and unrealized appreciation (depreciation) of investments for the Fund were as follows:

Cost of investments	$62,551,804
Aggregate unrealized appreciation of investments	$21,573,370
Aggregate unrealized depreciation of investments	(581,896)
Net unrealized appreciation of investments	$20,991,474

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2021:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock	$74,139,779	$—	$—	$74,139,779
Convertible Bonds	—	5,245,823	—	5,245,823
Convertible Preferred Stock	1,433,004	—	—	1,433,004
Corporate Bonds	—	30,513,137	—	30,513,137
Exchange-Traded Funds	27,011	—	—	27,011
Short-Term Investments	1,684,524	—	—	1,684,524
Total Value of Securities	$77,284,318	$35,758,960	$—	$113,043,278

During the six months ended May 31, 2021, there were no transfers into or out of Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in

Notes to financial statements
Delaware Investments® Dividend and Income Fund, Inc.

3. Investments (continued)

the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 investments since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the six months ended May 31, 2021 and the year ended November 30, 2020.

The Fund’s Board authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The share repurchase program commenced on August 1, 2017 and has no stated expiration date.

The Fund did not repurchase shares under any share repurchase program during the six months ended May 31, 2021, during which time, the Fund traded at an average discount of -2.02%. For the year ended November 30, 2020, the Fund repurchased 77,000 common shares valued at $623,838. The weighted average discount per share at the repurchase date was 10.37% for the year ended November 30, 2020.

The Fund intends to repurchase its common shares, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s shares by the issuer.

5. Line of Credit

For the six months ended May 31, 2021, the Fund borrowed a portion of the money available to it pursuant to a $40,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 11, 2021. Effective June 11, 2021, the Fund entered into Amendment No. 6 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 11, 2022. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At May 31, 2021, the par value of loans outstanding was $29,500,000, at a variable interest rate of 0.99%. The carrying value of the loan approximates fair value. During the six months ended May 31, 2021, the average daily balance of loans outstanding was $28,491,209 at a weighted average interest rate of approximately 1.03%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 6 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

6. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the six months ended May 31, 2021, the Fund had no securities out on loan.

7. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, (collectively, "IBORs" ) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Notes to financial statements
Delaware Investments® Dividend and Income Fund, Inc.

7. Credit and Market Risk (continued)

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the six months ended May 31, 2021. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Fund was an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based on available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $65,058 and an asset of $216,859 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

The plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liabilities reversed.

10. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

Notes to financial statements
Delaware Investments® Dividend and Income Fund, Inc.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to May 31, 2021, that would require recognition or disclosure in the Fund’s financial statements.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.

Fund management

The portfolio management team responsible for making the day-to-day investment decisions for the Fund includes Kristen E. Bartholdson, Adam H. Brown, Chris Gowlland, Erin Ksenak, Nikhil G. Lalvani, Benjamin Leung, Stefan Löwenthal, John P. McCarthy, Scot Thompson, Robert A. Vogel, Michael G. Wildstein, and Jürgen Wurzer. Listed below are the biographies for each member of the portfolio management team.

Kristen E. Bartholdson
Managing Director, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in 2006 as an equity analyst, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Ms. Bartholdson has been a co-portfolio manager of the Fund since December 2008.

Adam H. Brown, CFA
Managing Director, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a bachelor’s degree in Accounting from the University of Florida.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.

Fund management (continued)

Chris Gowlland, CFA
Senior Vice President, Head of Equity Quantitative Research

Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm’s multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm’s equity department. Prior to joining Macquarie Investment Management in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Mr. Gowlland has been a co-portfolio manager of the Fund since June 2020.

Erin Ksenak
Senior Vice President, Portfolio Manager

Erin Ksenak is a portfolio manager on the firm’s US Large Cap Value Equity team, a role she assumed in December 2020. Prior to joining Macquarie Investment Management (MIM) in May 2017 as an equity analyst for the US Large Cap Value Equity team, she worked at Affinity Investment Advisors from 2014 to April 2017 as a portfolio manager for the domestic and international equity investment team. Before that, Ksenak worked at Miller Investment Management as a research associate. From 2009 to 2014, she worked at Morgan Stanley Investment Management (later known as Echo Point Investment Management) as a senior research analyst. Ksenak graduated summa cum laude from Fordham University with a bachelor’s degree in finance.

Ms. Ksenak has been a co-portfolio manager of the Fund since December 2020.

Nikhil G. Lalvani, CFA
Managing Director, Senior Portfolio Manager, Team Leader

Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since October 2006.

Benjamin Leung, CFA
Managing Director, Co-Head of Systematic Investments, Head of Research

Benjamin Leung is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. In addition to the day-to-day management of the global portfolios, he is also the head of research, responsible for driving the continual evolution of the systematic investment process. Leung joined the MSI team in May 2005 as a quantitative analyst, where his responsibilities included the development and maintenance of various quantitative models. Following his successful efforts to expand the quantitative capability to international markets, he formed the foundation of the current systematic investment approach. Prior to joining the MSI team, he worked as a software engineer for Macquarie’s Investment Banking Group Information Services Division in Sydney. Leung received a Bachelor of Engineering with Honours and a Masters in Commerce from the University of New South Wales.

Mr. Leung has been a co-portfolio manager of the Fund since January 2021.

Stefan Löwenthal, CFA
Senior Vice President, Chief Investment Officer — Global Multi Asset Team

Stefan Löwenthal is the chief investment officer for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Mr. Löwenthal has been a co-portfolio manager of the Fund since October 2020.

John P. McCarthy, CFA
Managing Director, Senior Client Portfolio Manager

John P. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Investment Management in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

Scot Thompson
Managing Director, Co-Head of Systematic Investments, Portfolio Manager

Scot Thompson is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. His responsibilities include the day-to-day management of the global portfolios, oversight of the trading function, development of new strategies, and client engagement. From June 2003 to August 2014, Thompson was the equities head of product, responsible for product design, development, and client relationships for the firm’s Australian and global equities product range. Before that, he was a member of the firm’s private equity fund-of-fund and performance analytics teams. Prior to joining Macquarie in November 2001 as a quantitative performance analyst, he worked on the performance analytics team for Cogent Investment Administration, where he was responsible for investment performance and attribution reporting for a variety of clients over all asset classes. Thompson also work in civil engineering before moving to finance, working for several Australian companies as a project manager focusing on underground installations, quarrying, and mining. He received a Bachelor of Civil Engineering from the University of Sydney and a Master of Applied Finance from Macquarie University.

Mr. Thompson has been a co-portfolio manager of the Fund since January 2021.

Robert A. Vogel Jr., CFA
Managing Director, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

Mr. Vogel has been a co-portfolio manager of the Fund since March 2005.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.

Fund management (continued)

Michael G. Wildstein, CFA
Senior Managing Director, Head of US Credit and Insurance

Michael G. Wildstein is head of US credit and insurance for Macquarie Investment Management Fixed Income (MFI). He manages corporate credit-related portfolios. Before joining the team, he was a senior corporate bond analyst for MFI, focused on the telecommunications sector for high-grade and high yield portfolios. Prior to joining Macquarie Investment Management in March 2007 as a senior research analyst, Wildstein spent five years at Merrill Lynch Investment Managers in various roles that included portfolio manager for the core bond team, corporate bond research analyst, and corporate bond trader. Prior to this, Wildstein worked in finance, corporate strategy, and business development with several firms including RCN Corporation and AT&T Local Services. He earned an MBA from Drexel University and a bachelor’s degree from the University of Tampa.

Mr. Wildstein has been a co-portfolio manager of the Fund since September 2020.

Jürgen Wurzer, CFA
Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team

Jürgen Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

Mr. Wurzer has been a co-portfolio manager of the Fund since October 2020.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are automatically considered participants in the Plan, unless they elect to withdraw from the Plan. Shareholders who hold their shares through a bank, broker, or other nominee should request the bank, broker, or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker, or nominee provides a dividend reinvestment service for the Fund. If the bank, broker, or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

Computershare Trust Company, N.A. (“Computershare”) will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery, and related matters to which Computershare may agree. The Fund will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Computershare so that Computershare receives such instructions by the Distribution record date. Shareholders with shares held in account by a bank, broker, or other nominee should contact such bank, broker, or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by Computershare by the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Computershare. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Computershare will sell such shares at the weighted average sale price obtained by Computershare’s broker for all shares sold on such batch on the applicable trade date or dates and then send the net proceeds to the shareholder, after deducting any applicable transaction fees, per share fees, and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less any applicable transaction fees, per share fees, and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Computershare is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Computershare will charge participants their proportional share of the per share fees on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Computershare. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in your name, contact Computershare at 866 437-0252 or P.O. Box 505000, Louisville, KY 40233-5000. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Effective August 1, 2008, the Dividend Reinvestment Plan may be amended by the Fund upon 20 days written notice to the Plan’s participants.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.

Section 19(a) notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the six months ended May 31, 2021
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
$0.1373	$0.1246	$0.0786	$0.0265	$0.3670

Percentage Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2021
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
37.40%	34.00%	21.40%	7.20%	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Annual Tender Offer Measurement Period

The Fund’s Board of Directors (“Board”) has adopted an annual Tender Offer Measurement Period to provide a periodic liquidity opportunity to Fund shareholders. Specifically, if the Fund is trading at an average discount to net asset value of more than 10% during a 12-week measurement period established each year by the Board commencing during the first calendar quarter of the year and ending in the second calendar quarter, the Fund will consider conducting a tender offer during the second calendar quarter, subject to the conditions in the following paragraph. The average discount will be determined on the basis of the discount or premium, as the case may be, as of the last trading day in each week during such 12-week period.

Under the Tender Offer Measurement Period program, the Fund does not accept tenders or effect repurchases if: (1) such transactions, if consummated, would (a) result in delisting of the Fund’s shares from the New York Stock Exchange (“NYSE”) (for example, if the Fund’s capitalization would fall below the minimum threshold for continued listing); (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended; or (c) result in a failure to comply with the applicable asset coverage requirements in the event any senior securities are issued and outstanding (including those required by rating agencies or lenders, if any); (2) the amount of shares tendered would require liquidation of such a substantial portion of the Fund’s portfolio securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions or such liquidation would have an adverse effect on the NAV of the Fund to the detriment of non-tendering shareholders; (3) there is any (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise adversely affecting the Fund that, in the Board’s judgment, would be material to the Fund; (b) suspension of or limitation on prices for trading securities generally on the NYSE or other national securities exchange(s), or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market System; (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State; (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions; (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States; or (f) other event or condition that, in the Board’s judgment, would have a material adverse effect on the Fund or its shareholders if tendered shares were purchased; or (4) the Board determines that effecting any such transaction would constitute a breach of its fiduciary duty owed to the Fund or its shareholders. The Board may modify these exceptions in light of experience.

There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund’s shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund’s investment performance, the Fund’s dividends and yields, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case.

The Fund traded at an average discount to net asset value of less than 10% during the 12-week measurement period in 2021 and therefore did not conduct a tender offer.

By-Law Amendments

On May 27, 2021, the Fund’s Board approved changes to the Fund’s By-Laws (the “By-Laws”), which were immediately effective.

The By-Laws were amended to provide as follows:

- The Board shall be divided into three classes of Directors to implement a staggered Board and Directors may only be removed for cause.

- To qualify for nomination and service as a Director, individuals must meet certain additional qualifications, including that individuals may be disqualified if they engaged in disabling conduct outlined in the By-Laws.

- Individuals that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Director if the Board finds that such associations have conflicts of interest with the long-term best interests of the Fund, impede the ability of the nominee to perform, or impede the free flow of information from management.

- Individuals that are acting in concert with control persons of investment companies in violation of Section 12(d)(1) of the 1940 Act shall be disqualified from nomination and service as a Director.

- Only the Board may amend the By-Laws.

- Shareholder proponents must provide proof of Fund holdings when notice of a proposal is received by the Secretary of the Fund.

- Notice from a shareholder proponent with respect to a Director nominee must provide the nominee information for any proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification.

- A Director questionnaire and any supplemental information reasonably requested by the Fund must be completed, executed and returned to the Fund within five business days of receipt.

- For purposes of disclosing the number of shares which are beneficially owned by a proponent shareholder, shares “beneficially owned” shall have the meaning in Rules 13d-3 and 13d-5 under the Exchange Act (i.e., possessing investment or voting discretion) and include shares the shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.

By-Law Amendments (continued)

- No shareholder proposal may be brought before an annual meeting, unless shareholders have power to vote on the subject matter of the shareholder proposal, whether or not submitted as a precatory recommendation to the Board.

- If a meeting is postponed or adjourned and a new record date is set, any proxy received from a shareholder with respect to the original record date will remain in full force and effect with respect to shares held by the shareholder on the new record date, unless explicitly revoked.

- The Chairperson of the Board, or in the absence of the Chairperson of the Board, the President of the Fund, any Vice President or other authorized officer of the Fund, may adopt rules for the orderly conduct of shareholder meetings.

- In the event of a vacancy on the Board, the size of the Board is automatically reduced until the Board increases the size of the Board.

- The Board may require all of its members (including nominees) to agree in writing as to matters of corporate governance, business ethics and confidentiality, including a background check.

- The Board or the shareholders may ratify any act, omission, failure to act or determination made not to act by the Fund or its officers to the extent that the Board or the shareholders could have originally authorized the act.

- At all meetings of any Board committee, 50% of the committee members (but in no event fewer than two committee members) shall constitute a quorum for the transaction of business.

- Stockholders of the Fund shall have no rights of objecting stockholders under Subtitle 2 of the Maryland General Corporation Law.

Upon reasonable written demand, the Fund’s By-Laws may be inspected in their entirety at the Fund’s principal executive offices, located at 610 Market Street, Philadelphia, PA 19106, at all reasonable times during office hours.

Decision to opt into Maryland Control Share Acquisition Act

On May 28, 2021, the Fund announced that the Fund’s Board has unanimously approved the Fund’s election to be subject to the Maryland Control Share Acquisition Act (MCSAA), effective as of May 28, 2021.

The objective of the MCSAA is to protect the interests of all shareholders of a Maryland corporation. It achieves this by limiting the voting power of a large investor or group acting in concert on newly acquired shares above various threshold levels that start at 10%. Those shares can be voted only if two-thirds of the shares held by the other shareholders agree to grant voting rights to these “control” shares.

Application of the MCSAA seeks to limit the ability of an acquiring person to achieve a short-term gain at the expense of long-term value for the rest of the Fund’s shareholders. The MCSAA will only apply to “control shares” acquired after May 28, 2021, the date that the Fund elected to be subject to the MCSAA. The above description of the MCSAA is only a high-level summary and investors should refer to the actual provisions of the MCSAA for more information.

Fund strategies and risks

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities across any market capitalization, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in REITs and real estate industry operating companies. Up to 35% of the Fund’s total assets may be invested in nonconvertible debt securities consisting primarily of high yield, high-risk corporate bonds (commonly referred to as “junk bonds”). The Manager intends to shift investments between and within income-generating equity securities and debt securities within the percentage guidelines reflected above while assessing the relative attractiveness as well as tracking the yield differential between the sectors. Depending upon such yield differentials, the income-generating equity securities portion of the Fund’s portfolio will vary between 65% and 100% of the Fund’s total assets and the debt securities portion will vary between 35% and 0% of the Fund’s total assets. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund.

In selecting investments for the Fund’s portfolio, the Manager employs a yield-oriented and value driven approach. The industry sector weightings in the income-generating equity securities portion of the Fund’s portfolio will be determined based on the Manager’s investment research efforts. The Fund’s investment in income-generating equity securities may include securities across any market capitalization.

Preferred stocks or convertible securities in which the Fund may invest, may be rated below investment grade (i.e., “Ba” or lower for convertible securities or “Ba” or lower for preferred stock by Moody’s or “BB” or lower for both convertible securities and preferred stock by S&P or similarly rated by other comparable rating agencies) or, if unrated, determined to be of comparable quality by the Manager. The Fund includes these assets in its income-generating equity securities category and they are in addition to the high yield, high-risk debt securities discussed above.

The debt securities component of the Fund’s portfolio will be structured to earn as high a level of current income as is consistent with reasonable risk, in light of the nature of such investments. The Manager will screen individual securities for such characteristics as minimum yield and issue size, issue liquidity, and financial and operational strength. In-depth credit research will then be conducted to arrive at a core group of securities within this universe from which the portfolio will be constructed. The Fund may invest in a wide variety of debt securities of any maturity or duration, although it is anticipated that under normal market conditions, the debt securities portion of the Fund’s portfolio primarily will be invested in corporate bonds. Such bonds may be rated below investment grade. Corporate bonds are bonds, notes, or debentures issued by corporations and other business organizations, including REITs, and other business trusts. The Fund may invest in foreign securities directly or indirectly through American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). Under normal circumstances, no more than 5% of the Fund’s net assets are anticipated to be invested directly or indirectly through depository receipts in foreign issuers.

The Fund may invest up to 35% of its total assets in high yield, high-risk debt securities that are rated below investment grade or which are unrated but are of comparable quality as determined by the Manager.

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objectives. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective. Further, the Fund is authorized to borrow up to 5% of its total assets for temporary defensive purposes such as the clearance of portfolio transactions, the payment of dividends or in connection with tender offers or shares repurchases.

The Fund may use leverage by borrowing through its line of credit. The Fund reserves the right, if the Manager believes that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act requirements. The Fund may buy or sell securities on a when-issued or delayed-delivery basis — that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

The Fund may invest in other investment companies which can include open-end funds, closed-end funds, unit investment trusts and business development companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

The Fund may use repurchase agreements as short-term investments for its cash position.

The Fund may invest up to 10% of its total assets in illiquid investments, which include securities, contractual restrictions on resale, repurchase agreements maturing in greater than seven days, and other securities which may not be readily marketable.

The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid investments.

The Fund may lend up to 25% of its total assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. For additional information regarding Securities Lending, see Note 9 in “Notes to financial statements.”

The Fund may invest without limitation in loan participations in order to enhance total return, to affect diversification or to earn additional income.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.

What are the Fund’s principal investment strategies? (continued)

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Floating rate loans may take as long as seven days to settle and may not be considered securities. Therefore, floating rate loans may not be afforded the protection of the federal securities laws.

The Fund may invest in futures, options, and closing transactions related thereto. The Fund will not invest in futures and options as principal investment strategies. In addition, the Fund may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with its investments.

The Fund may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not invest in swaps as a principal investment strategy. The Fund also may invest in and write listed options, which are also referred to as exchange-traded options. The Manager will use a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to enhance the sustainability of the income stream. The percentage of the Fund’s assets invested in these strategies will vary from time to time based on the Manager’s assessment of economic and market conditions and the potential for income.

At times when the Manager anticipates adverse conditions, the Manager may want to protect gains on securities without actually selling them. The Manager might use swaps to neutralize the effect of any price declines without selling a bond or bonds.

If the Fund has any financial obligation under a swap agreement, it will designate cash and liquid assets sufficient to cover the obligation and will value the designated assets daily as long as the obligation is outstanding. Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

The Fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward foreign currency” contract or “forward” contract) for hedging purposes only. The Fund will not invest in forward foreign currency contracts as a principal investment strategy.

Although the Manager values the Fund’s assets daily in terms of US dollars, it does not intend to convert the Fund’s holdings of foreign currencies into US dollars on a daily basis. The Fund is permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. For additional discussion of how the Fund may use derivatives, see Note 8 in “Notes to financial statements.”

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as sub-advisor to the Fund’s investment manager and provides asset allocation services. MIMAK has primary day-to-day responsibility for managing the Fund, and may allocate assets to its affiliate, Macquarie Investment Management Global Limited (MIMGL), to invest in real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. In addition, MIMAK may seek investment advice and recommendations relating to fixed income securities from the Manager’s affiliates: Macquarie Investment Management Europe Limited (MIMEL) and MIMGL. MIMAK may also permit MIMGL, and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of MIMAK. MIMAK may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where MIMAK believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and MIMAK may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner. For a further discussion of credit and market risks, see Note 10 in “Notes to financial statements.”

Equity risk — The risk that stocks and other equity securities generally fluctuate in value more than bonds.

Issuer risk — The risk that the value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

High yield risk — The risk that high yield securities are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Leveraging risk — The risk that certain fund transactions using leveraging techniques may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to a fund. Leveraging techniques, such as borrowing, will pose certain risks for shareholders, including the possibility of higher volatility of both the NAV and market value of the shares. There can be no assurance that a fund would be able to realize a higher net return on its investment portfolio than the then current dividend interest rate on any senior securities. In such event, the fund leveraged capital structure would result in a lower yield to the shareholders than if the fund were not leveraged. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the NAV of shares than if a fund were not leveraged, which may be reflected in a greater decline in the market price of the shares. For additional information, see Note 10 in “Notes to financial statements.”

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them. The illiquidity of portfolio securities may adversely affect the ability of a fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the fund to liquidate portfolio securities. The risks associated with these investments will be accentuated in situations in which a fund’s operations require cash and could result in the fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of these investments. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid investments may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities. To the extent that there is no established retail market for securities, there may be relatively inactive trading in such securities and the ability to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for portfolio securities, an investment manager’s judgment may play a greater role in the valuation of a fund’s securities due to the reduced availability of reliable objective data. To the extent that a fund invests in illiquid investments and securities which are restricted as to resale, the fund may incur additional risks and costs because such securities are particularly difficult to dispose of.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.

What are the principal risks of investing in the Fund? (continued)

Lower rated convertible securities and preferred stock risk — The risk that lower rated convertible securities and preferred stock are subject to a more limited and less liquid secondary trading market, greater price volatility, and reduced creditworthiness of issuers. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of pricing its portfolio and calculating its NAV. Lower quality convertible securities and preferred stocks may have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities. In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the 1940 Act.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Securities lending risk — The risk that in a securities lending transaction, the borrower would fail financially at a time when the value of the security increases. In addition, should the borrower become insolvent, a fund could be faced with loss of rights in the collateral. For additional discussion on Securities lending risk, see Note 9 in “Notes to financial statements.”

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Counterparty risk — The risk that a counterparty to a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Loans and other indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Forward foreign currency risk — The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Call options risk — The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose a fund to additional costs. Derivatives may be difficult to sell, unwind or value.

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

About the organization

This semiannual report is for the information of Delaware Investments® Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. The Fund may purchase up to 10% of its outstanding shares.

Board of directors/trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds® by Macquarie
Philadelphia, PA

Jerome D. Abernathy+
Managing Member
Stonebrook Capital Management, LLC
Jersey City, NJ

Thomas L. Bennett
Chairman of the Board
Delaware Funds by Macquarie
Private Investor
Rosemont, PA

Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY

Joseph W. Chow
Former Executive Vice President
State Street Corporation
Boston, MA

H. Jeffrey Dobbs
Former Global Chairman of Industrial
Manufacturing
KPMG LLP
Detroit, MI

John A. Fry+
President
Drexel University
Philadelphia, PA

Joseph Harroz, Jr.
President
University of Oklahoma
Norman, OK

Sandra A.J. Lawrence
Former Chief Administrative Officer
Children’s Mercy Hospitals and Clinics
Kansas City, MO

Frances A. Sevilla-Sacasa
Former Chief Executive Officer
Banco Itaú International
Miami, FL

Thomas K. Whitford+
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Christianna Wood+
Chief Executive Officer and President
Gore Creek Capital, Ltd.
Golden, CO

Janet L. Yeomans
Former Vice President and Treasurer
3M Company
St. Paul, MN

Affiliated officers

David F. Connor
Senior Vice President,
General Counsel, and Secretary
Delaware Funds by Macquarie
Philadelphia, PA

Daniel V. Geatens
Senior Vice President and Treasurer
Delaware Funds by Macquarie
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds by
Macquarie Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s

Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager
Delaware Management Company, a series
of Macquarie Investment Management
Business Trust (MIMBT)
Philadelphia, PA

Principal office of the Fund
610 Market Street
Philadelphia, PA 19106-2354

Independent registered public accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer agent
Computershare, Inc.
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252
computershare.com/investor

Website
delawarefunds.com/closed-end

Your reinvestment options
Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the phone number above for more information.

+	Audit Committee member

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the semiannual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased(1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (12/1/2020 - 12/31/2020)	0	-	0	7,688,158.1587
Month #2 (1/1/2021 - 1/31/2021)	0	-	0	7,688,158.1587
Month #3 (2/1/2021 - 2/28/2021)	0	-	0	7,688,158.1587
Month #4 (3/1/2021 - 3/31/2021)	0	-	0	7,688,158.1587
Month #5 (4/1/2021 - 4/30/2021)	0	-	0	7,688,158.1587
Month #6 (5/1/2021 - 5/31/2021)	0	-	0	7,688,158.1587
Total	0	-	0	7,688,158.1587

1.	The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective August 1, 2017, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 0 shares.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 4, 2021

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	August 4, 2021